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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
             18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                        906 OF SARBANES OXLEY ACT OF 202

Earl L Yager, as Chief Executive Officer of CHAD Therapeutics, Inc. (the "Company"), and Tracy A. Kern, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, that:

      (1) the Company's Quarterly Report of Form 10-Q for the quarterly period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 10, 2005              /s/ Earl L Yager
                                      -----------------------------------
                                      Earl L. Yager
                                      Chief Executive Officer
                                      Of
                                      CHAD Therapeutics, Inc.

Dated: February 10, 2005              /s/Tracy A. Kern
                                      -----------------------------------
                                      Tracy A. Kern
                                      Chief Financial Officer
                                      Of
                                      CHAD Therapeutics, Inc.